BK TECHNOLOGIES

Investor Day

April 2nd, 2026



NYSE American: BKTI

Lake Street Capital Markets Disclosures

- Lake Street Capital Markets provides institutional research coverage on BK Technologies (BKTI). Institutional investors interested in further information on BKTI may contact Lake Street Sales for access to research. Institutional investors are encouraged to read the full report for disclosure information, including investment risks.
- No part of today's presentation should be construed as a recommendation of an individual issuer or security.
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Agenda

Thursday Meeting (Virtual)

9:00 am	Host Welcome Jaeson Schmidt – Lake Street Capital
9:15 am	Vision 2030 Overview John Suzuki – President, CEO and Board Director
9:30 am	Public Safety Land Mobile Radio (LMR) North American Market Overview Stephen Theisen – GM, LMR Business
10:00 am	Public Safety Broadband Market Overview James Teel – GM, Solutions Business
10:30 am	Engineering and Product Roadmap Carlos Camps – Vice President, Software Engineering
11:00 am	Capital Allocation Scott Malmanger, CFO
11:20 am	Wrap up – Jaeson Schmit

VISION 2030

Growing Market Share

... 2019

- Developed and marketed **land mobile radios** primarily to **US wildland fire customers**
- **Built longstanding customer base of key government agencies**

2020–25

- Launched of next generation BKR Series Radios (BKR 5000 and BKR 9000) **expanding market verticals and broadening customer base** to wider US critical communications market
- **New Solutions business** laying the groundwork for future public safety applications

2026 & Beyond

NEXT STAGE OF GROWTH

Empower first responders with the communications tools they need to act faster, safer, and smarter.

Broadening TAM to structure fire, law enforcement, and everyday mission critical deployments.

WE'VE PROVEN OUR CAPABILITIES, AND EXPANDED OUR REACH... *AND WE'RE JUST GETTING STARTED*

BK

Vision 2030 Objectives

Acquisition Targets

- Solutions focused on the first responder as he exits his vehicle
- Improve safety or effectiveness on mission
- Cellular/Smartphone software applications and SaaS
- Funded with Free Cash Flow and/or Equity

2025
Rev $86M
GM 48.8%
Diluted
EPS $3.44


BKR9500
USA/Canada Centric
• Revenue – 15+% CAGR
BKR "X"
2026
2027
2028
2029
2030

Acquisitions

CORE Business

Rev	$170M
GM	60%
Diluted EPS	$13
EBITDA	35%
FCF	$55M

Technology Leader in the Critical Communications Industry

BKR Series Land Mobile Radios (LMRs)



Single-band and multiband radios and accessories

BK ONE solutions represent longer-term vision

Interoperability solutions combining LMR and LTE/5G to create seamless connectivity among first responders

LMR Business

GM – Stephen Theisen



USA/Canada Public Safety Device Market Overview

2025 TAM
$2.4B

2030 TAM
$3.85B

2021-2025
Market - CAGR 7.5%
BK – CAGR 14%

2025 Market Share
3.6% ($86M)

2026-2030
Market – CAGR 10%
BK – CAGR 15%

2030 Market Share
4.5% ($170M)

Revenue - 10% CAGR


Revenue
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Historical Period
Base Year
Forecast Period


Motorola Solutions, Inc.
L3Harris Technologies, Inc.
JVCKENWOOD Corporation
BK Technologies
Tait Communications
Others
7.15%
1.32%
3.36%
4.01%
9.21%
74.95%

Data Source: The Insight Partners - North Public Safety America Land Mobile Radio Market (2024), Published July 2025

Product Portfolio

P25 Portables & Mobiles



BKR 5000 Single-Band



KNG Single-Band Mobile



BKR 9000 Multi-Band


1H-2027

BKR 9500 Multi-Band Mobile

Accessories & Energy



Remote Speaker Microphones



Vehicular Charger



Energy and Charging Solutions

P25 Base Stations & Repeaters



KNG Base Station


RelayONE

RelayONE Portable Repeater

Vertical Market Overview

Key Markets

- Federal Government (DHS, DOJ, DOI, USDA)
- Military (all branches)
  - Select military markets transitioning partially to cellular
- State & Local, Segmented by Tiers (Tier 3 = largest opportunity)

➢ **Primary focus is State & Local Tier 3 markets**

- Leveraging Wildland to penetrate structure fire market
- Most price sensitive market; offer multi-band radio at Motorola single band price point
- Opportunistically looking at State and Local Tier 1 and 2 markets

Potential Growth Vertical- EMS / Ambulance market (12,000+ companies/9,000 units)

Target: Tier 3 State & Local Market

Strategic Framing

- Geographically large
- Infrastructure-limited
- Interoperability-dependent

- ~29,300 Public Safety Agencies
  - ~7,200 Law Enforcement Agencies
  - 13,500 Fire Departments
  - 8,600 EMS Agencies
- ~40% of all Public Safety Agencies in the U.S.
- More Agencies per Capita = Budget Conscious
- Higher Dependency on Interoperable Communications


870 Counties

Tier 3 Markets are a strong fit for durable, mission-critical equipment, while being less saturated by large vendor lock-in*

*Compared to Tier 1 Markets

Key Growth Strategy: Fire & Law Enforcement

Growing SAM: Non-Federal Fire Service & Law Enforcement

Why it Matters:

- Estimated 2.3–2.5 million non-federal public safety radio users in the U.S.
- Fire is the largest user by headcount
- Law enforcement is the largest by system
- Fire-based EMS is a growing segment

Why it Works:

- Current Product Portfolio & Roadmap positioned to address first responder needs, providing the greatest growth opportunity
- We have an established presence (leverage wildland reputation)
- Most price-sensitive market segment (leverage BK Value proposition)
- User segment represents the slowest migration away from LMR



Non-Federal Public Safety Two-Way Radio Users (U.S.)
(Police, Fire, EMS Only)
EMS
9.9%
Law Enforcement
41.8%
48.4%
Fire Service
~40%
West of Miss. River
~85%
Have Wildland Fire Exposure

Even if only 40% of these users are addressable, a 1% capture rate represents 9,000 units

*Data Source: NISTIR 8039

Case Study: Legacy Forestry

State of Florida Forest Service

- Legacy forestry/wildland fire customer
- Initially VHF only for forest management operations and wildland missions
- Planned software upgrade to access the Florida Statewide P25 Trunked radio system (40% price premium)



*"**The BKR 9000 has proven to be a vital asset in our mission to ensure public safety through unified communication**.*

*As agencies across the state utilize a diverse array of frequency bands, maintaining seamless communication has historically been a complex and costly challenge. **The BKR 9000 has provided an affordable, high-performance solution to bridge this critical interoperability gap.***

*By allowing our personnel to communicate across multiple bands with a single device, **we have eliminated the need for redundant hardware and simplified our field deployments**."*

-Chuck Radcliff, Telecom, Florida Forestry

Case Study: Law Enforcement

Washington County Sheriff's Office

- "Core Rural" Tier 3 Jurisdiction: Small population, large geography, and high reliance on distributed public safety agencies
  - 34 Deputies, 1,474 Sq. miles, 52 miles of waterways, over 150,000 recreation visitors annually*
  - Interop with adjacent counties, State LE & DNR, and Federal Forestry & Lands Agencies (VHF, UHF, and 700/800 Mhz P25)
- Long-time Motorola user, becoming increasingly budget conscious
- Familiar with BK brand from fire department
- Need for multi-band solution for interoperability
- BKR 9000 Performed favorably over Motorola in difficult areas



"The 9000s have improved comms throughout the county, even in areas at Hells Canyon"
-Johnny Biddenger, WCSO Deputy & EMS Manager

"BKR9000 is a reliable and affordable solution that has enhanced and improved Washington County's Sheriff's Office communications with Federal, State and neighboring agencies"
-Matt Thomas, Sheriff, WCSO

*Includes rafters, jet boat tourists, hikers, anglers, hunters

Solutions Business

GM – James Teel

Yesterday in Vehicles; Today on Smartphones

- LMR will continue to play a key role in mission critical voice communications
- New broadband capabilities will augment existing narrowband networks with data-rich applications
- Level playing field with large opportunity to deliver mission critical voice, data and video



Previous Successes
Larger Opportunity Today
LMR
LTE
5G

SINGLE BAND RADIOS

Voice & Messaging Over Narrowband Networks

CONNECTING VEHICLES

LMR Radios, GPS, Laptop, In-Car Video, Video Sensors

HYBRID NETWORK CONNECTING HEROES ANYWHERE, ANYTIME

Interoperability:
LMR Radio, Body Cam, Smartphone
Situational Awareness
Bio-metrics

BK

The growing need for greater intelligence and situational awareness in the public safety sector is driving the development of interoperability solutions that promote a unified first responder response.

BKONE®

BK TECHNOLOGIES

Innovative Interoperability Solutions, Unified Outcomes

InteropONE
A BKONE SOLUTION

On-demand interoperability for unified communication

LocateONE
A BKONE SOLUTION

Geospatial real-time tracking of personnel and assets

RelayONE
A BKONE SOLUTION

Solutions that extend LMR radio coverage and facilitate interoperability

InteropONE PTT Over Broadband Differentiation


FIRSTNET
verizon
T Mobile
Over The Top PTT Apps
Current PTT Silos
Non-PTT Subscriber
InteropONE
Pragmatic Unified Comms

- No pre-provisioning or gateways
- Works over any carrier network, WiFi, and LEO satellite service
- BK patented technology

"InterOpONE has been a valuable tool for our agency because it eliminates the need for me to spend valuable funding on equipment purchases. Equipment that may be lost or damaged during an incident. InterOpONE also provides convenience to some personnel not having to carry 2 or 3 pieces of equipment with them."
- Lt, Chris Oakes, Allen Parish LA Sheriff's Office

InteropONE breaks down the silos by enabling group communication to any smartphone user in minutes


UNDER CONSTRUCTION
BKRplay
InteropONE
Cellular, WiFi, LEO SatCom
InteropONE

- InteropONE app running on the smartphone
- BK radio provides familiar interface for PTT users operating in demanding environments
- BK patent pending technology

BKRplay enables a cost-effective alternative to integrated cellular service in the LMR radio

LocateONE


Assets
Communication Flexibility
Key Outputs
LOCATION DATA ENGINE
LocateONE
VIEWER
Cityworks
esri
TAK Server
ATAK
iTAK
WINTAK

- Unified visibility of radio and field assets across LMR, LTE/5G, and SATCOM networks
- Data connectors enable interoperability and ecosystem friendliness
- Increased situational awareness Reduced incident response times Enhanced end-user safety

LocateONE LITE

- Situational awareness for teams operating in austere, internet-deprived environments
- Leverages the growing Team Awareness Kit (TAK) open-source software ecosystem
- BKR 9000/5000 acts as the location reporting 'gateway' for any BK Technologies radio
- Uploads user location information to a TAK server, if deployed
- Cost-effective solution that requires no additional hardware which reduces complexity, user payload, and training costs
- BK patent pending technology


Legacy BKT Radios
BKR 9000/ 5000
TAK Server

"*The convergence of LMR and TAK is still an emerging technology and **LocateOne LITE is positioned to be a competitive and interesting offering** for those looking to blend the two. The ability for users in the field to use their radios, without major operational change, and have their **location broadcasted to other responders over the radio is a compelling feature** for those operating in austere environments.*"
-Charles Laird, Technology Specialist, First Responder Emerging Technologies Program, NC Department of Information Technology

RelayONE


RelayONE
A BK ONE SOLUTION

Rapid Deployment Portable Repeater P25

Features

Cross Mode (Analog - Digital)

Can be equipped to offer cross mode operation. Simply by placing one analog and one digital portable into the unit allows for transmition from analog - digital and vice versa.

Cross Band (HF/VHF/UHF, 700/800 MHz)

Any which way you want it. Offering true interoperability when you need it the most.

Cross Protocol (Conventional - Trunking)

The versatility is unmatched. Communicate conventional - trunked and vice versa with this portable unit.

- Portable and Light Weight
- 18+ Hours of Talk Time
- P25 Digital and Analog Compatible
- Mobile Programmability





Product Road Map Engineering

VP Software – Carlos Camps

TECHNOLOGY INNOVATION CENTER

A proven local-talent model expanded from first-class radios into software platforms

BUILDING THE ENGINE

2019

CTO Dr. Branko Avanic, Ph.D. brings in local experienced public-safety radio talent, many from his team previously at Motorola Solutions and establishes BK's Sunrise innovation center.

Hardware focus: build the BKR series with first-class performance and ergonomics.

2025

BK repeats the same formula in software, adding an in-house team with the same industry expertise to expand radio software and BK ONE solutions.

Software focus: predictable feature releases, platform investments, and solution-scale growth.

PROVEN TALENT MODEL

The innovation center has already validated the playbook in hardware.

Today the BKR9000 is recognized in the market as a comparable alternative to Motorola's APX8000 on performance and ergonomics — and the next step is extending that advantage to the BKR9500 and to software.

BKR9000

First proof point that BK can execute at flagship-radio performance.

Software

New in-house team extends the same formula into recurring platforms.

BKR9500

Next multiband hardware milestone, built on the same engineering foundation.

BKR9500 Multiband Mobile

Low-friction migration path

Reuse current KNG control heads, cabling, and installed vehicle infrastructure.


BK
TECHNOLOGIES

Current KNG remote control head


BK

Handheld controller
(KAA0670)



Drop in multi-band transceiver



INVESTOR TAKEAWAY

Why the BKR9500 launch can scale faster

Reuse what is already installed

Customers can keep the control heads, cabling, and most of the vehicle install.

Reduce risk and time-to-market

Existing interfaces shrink validation scope while preserving the user experience already in the field.

50,000+ KNG mobile radios installed

A large single-band installed base creates a cost-effective upgrade path into multiband.

Minimize development risk • Shorten deployment time • Improve initial adoption

Software Development Investments


VISION 2025
Traditional LMR
Solution platforms
Radio Firmware
BKRplay
LocateONE Lite
Editing Software
Support Tools
Shift from concentrated firmware work to a broader software portfolio.
VISION 2030
Traditional LMR
Solution platforms
Firmware + Value Added Feature Options
Mobile / broadband Integration
Fleet Management
3rd Party
Support & tools
Shared device-cloud architecture
LocateONE / InteropONE

5-Year LMR Product Roadmap

Sustain long-life installed platforms while extending the roadmap with BKR9500 and the next-generation radio platform


Lifecycle and launch timing
2026
2027
2028
2029
2030
The Core is Durable
BKR5000
10 years old by 2030
BKR9000
7 years old by 2030
Sustaining engineering
Ongoing component replacements and redesigns support product availability as parts phase out.
BKR9500 scale-up
Development
Production 1H 2027
Next platform BKR "x"
Platform variants and continued investment

Investor takeaway: BK is managing a long-life installed base, bringing BKR9500 into production in 1H 2027, and funding a next-generation radio platform expected to begin generating revenue in late 2029.

Software Roadmap: predictable releases, broader platforms

Twice-yearly software cadence supports near-term monetization while funding fleet-scale platforms and BK ONE solution expansion

Release model evolution

On-demand

Twice-yearly cadence

Predictability improves packaging, upsell planning, and customer adoption.

The roadmap pairs short-term revenue and gross-margin expansion with the platform investments needed to serve larger radio fleets.



2026
H1
H2
2027
H1
H2
2028
H1
H2
2029
H1
H2
2030
H1
H2
Revenue & margin expansion
BKR feature / option packs
Unique capabilities drive upsell & margins
Platform investments
Fleet Management Solutions
Mobile-phone symbiosis
Platform Longevity
BK ONE solution expansion
InteropONE feature expansion
LocateONE Suite of Solutions
Device Management & Configuration



Capital Allocation

CFO – Scott Malmanger

Capital Allocation Policy

Objective is to maximize long-term value per share

We take a disciplined approach with a consistent set of principles:

- Return-driven: ROIC - After-tax Free Cash Flow
- Strategic alignment: Focus on initiatives that strengthen our position in public safety communication markets
- Data-informed: Market insights, customer feedback and industry trends
- Adaptive: Continuous performance monitoring

Policy priority has a strong bias toward reinvesting in the business

Capital Allocation Priority

Invest in innovation for organic growth

- Invest in BKR Platform – 10 to 15 year product lifecycle, predictable FCF
- Advance software capabilities – improve functionality, accelerate growth with margin expansion
- Integrating broadband and cellular technologies that enhance first responder safety and effectiveness and extend connectivity beyond the vehicle

Targeted Acquisitions

- Introduce new solutions that enable the first responder to act faster, safer and smarter
- Defined integration plans and identifiable value creation opportunities
- Advancing software that improves functionality and SaaS offerings
- Expand our role in evolving public safety communications ecosystem

Return Capital to Shareholders

We will return capital to shareholders when we believe it represents the best use of capital compared to other investment alternatives

- Our Rule 10b5-1 Non-discretionary repurchase program is opportunistic and value-driven
- We will consider special dividends when excess capital exceeds our investment opportunities

Summary:
We believe this **balanced and disciplined** approach positions BK Technologies to **expand market share**, **improve profitability** and **deliver sustained growth in free cash flow per share** over the long-term.

TECHNOLOGY FOR HEROES®

BK TECHNOLOGIES

WWW.BKTECHNOLOGIES.COM

PROTECTING HEROES AROUND THE WORLD.